EXHIBIT 10.3

                             FOR BETTER LIVING, INC.
                                  Amendment to
                       Performance Share Plan and Appendix

         This Amendment to Performance Share Plan and Appendix amends the For Better Living, Inc. Performance Share Plan adopted June, 1976 and revised
October 13, 1987 (the "Plan") and the Appendix thereto (the "Appendix"). The effective date of this Amendment is May 1, 1991 (the "Effective Date"). Unless otherwise defined herein, capitalized terms used herein shall be as defined in the Plan or the Appendix, as the case may be.

         1. Section 5. Effective as of the Effective Date, Section 5 of the Plan is hereby amended and restated in its entirety as follows:

                  5. Maturity date of a performance share unit shall be the fifth anniversary of its award date, unless (i) a different maturity date is fixed by the Board at the time of award or
                  (ii) the participant shall cease to be a full-time employee of the Company or one of its subsidiaries, in which case the maturity date of his performance shares shall be the last day of the fiscal year preceding the date of termination of such employment.

         2. Section 9. Effective as of the Effective Date, Section 9 of the Plan is hereby deleted in its entirety, but all other section numbers shall remain the same.

         3. Section 10. Effective as of the Effective Date, Section 10 of the Plan is hereby deleted in its entirety, but all other section numbers shall remain the same.

         4. Section 16. Effective as of the Effective Date, Section 16 of the Plan is amended and restated to read in its entirety as follows:

                  16. Participants who are deemed to be insiders of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, shall not surrender performance share units for purchase of common stock at any time during which any such participant is an insider, as so defined, and for a period of six months thereafter.

         5. Amendment to the Appendix. Effective as of the Effective Date, the Appendix to the Plan is hereby amended as follows:

                  (a) Effective as of the Effective Date, Section 3.3(b) of the Appendix is hereby amended and restated in its

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entirety as follows:

                           (b) FBLI Equity Fund. The  Investment  Return on this
                  Investment Option is calculated as if the Credits under this Investment Option were invested in common stock of the Company, purchased at the Net Worth per share, and credited (or debited) with the primary income (loss) per common share during the Computation Period. Participants who are deemed to be insiders of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, shall not avail themselves of this Investment Option at any time during which any such participant is an insider, as so defined, and for a period of six months thereafter.

                  (b) Effective as of the Effective Date, Section 4.1 of the Appendix is hereby amended by deleting therefrom the last paragraph thereto in its entirety so that Section 4.1 of the Appendix shall read in its entirety as follows:

                           4.1 Methods and Time of Payment. In making each election pursuant to Section 2.1 of this Appendix, a Participant shall elect, in writing, a method of payment of the Credits relating to the performance shares for which such election is made. There shall be a separate election for the performance shares relating to each Maturity Date, Such election shall specify the timing and form of payment of such Credits, as follows:

                                    (a) Timing:  A  Participant  may choose that
                           payments commence as of (i) termination of employment (including but not limited to death, retirement, early retirement, resignation and discharge) or (ii) a specified number of years from the date of the election, provided that if a Participant's employment terminates before such specified number of years, then payments shall commence as of termination of employment, regardless of the Participant's election.

                                    (b)  Form:  A  Participant  may  elect  that
                           benefit payments be made either (i) as a single lump sum on the date payments commence or (ii) over the period of years specified by the Participant, starting on the date

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                           payments  commence.  If a Participant  elects payment
                           over a period of years, he may elect that all remaining payments to his Beneficiary be made in a lump sum upon his death.

         6. Effect Of This Amendment. The terms of this Amendment shall apply only to performance share units awarded on or after the Effective Date.

         7. No Further Amendment. Except as amended hereby, the terms, provisions and conditions of the Plan, including the Appendix, are hereby ratified and confirmed as being in full force and effect, it being understood and agreed that the Plan and Appendix as amended hereby may not be further amended except in accordance with the terms of the Plan or the Appendix, as the case may be.

         IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute this Amendment as of the Effective Date.

                                       FOR BETTER LIVING, INC.



                                       By   ____________________________
                                       Its  ____________________________


                                       By   ____________________________
                                       Its  ____________________________



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